UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2004
                                                         -----------------


                               SEA CONTAINERS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-07560                                 98-0038412
        -----------------------                     -------------------
        (Commission File Number)                     (I.R.S. Employer
                                                    Identification No.)

                               22 Victoria Street
                             Hamilton HM12, Bermuda
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

As previously reported in a Current Report on Form 8-K dated August 4, 2003, on July 18, 2003, Sea Containers Ltd. completed the cash sale of all of the shares of its indirect wholly-owned subsidiary Sea Containers Isle of Man Ltd., which was the holding company of Sea Containers' Isle of Man Steam Packet ferry business, including The Isle of Man Steam Packet Company Ltd. (collectively, "Steam Packet").

In connection with a Registration Statement on Form S-3 filed by Sea Containers with the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, set forth below are pro forma statements of consolidated operations of Sea Containers and its subsidiaries for the year ended December 31, 2002, and the nine months ended September 30, 2003, reflecting the sale of Steam Packet and the application of the sale proceeds as if the transaction had occurred on January 1, 2002. No pro forma consolidated balance sheet is provided because the transaction has been accounted for in the September 30, 2003 consolidated balance sheet of Sea Containers included in its Quarterly Report on Form 10-Q for the quarter then ended.

The pro forma financial information presented is not necessarily indicative of the results of operations of Sea Containers that might have occurred had the sale of Steam Packet actually taken place on January 1, 2002, or of future results of operations of Sea Containers. The pro forma financial statements are based upon the historical consolidated financial statements of Sea Containers included in Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2002, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, both filed with the Commission, and should be read in conjunction with such historical financial statements and the notes thereto. Included in the historical and pro forma results of operations for the nine months ended September 30, 2003 are certain non-recurring charges of $40,000,000. Those charges predominantly relate to the restructuring of Sea Containers' ferry operations which were incurred as a result of the Steam Packet sale.


Sea Containers Ltd. and Subsidiaries
----------------------------------------------------------------------------------------------------
Pro Forma Statement of Consolidated Operations (unaudited)
----------------------------------------------------------------------------------------------------
                                                                      Pro forma
Year ended December 31, 2002                       Historical       Adjustments       Pro forma
----------------------------------------------------------------------------------------------------
                                               (Dollars in thousands, except per share amounts)

Revenue .................................          $1,614,860         $ (75,718)      $1,539,142
Other ...................................              22,365              -              22,365
                                                    ---------           -------         --------
                                                    1,637,225           (75,718)       1,561,507
                                                    ---------           -------        ---------
Expenses:
 Depreciation and amortization ..........             113,710            (4,329)         109,381
 Operating ..............................           1,118,005           (48,871)       1,069,134
 Selling, general and administrative ....             231,006            (8,449)         222,557
                                                    ---------           -------        ---------
Total expenses ..........................           1,462,721           (61,649)       1,401,072
                                                    ---------           -------        ---------

Earnings from operations before net
 finance costs ..........................             174,504           (14,069)         160,435
                                                    ---------           -------         --------

Interest expense - net ..................            (124,993)           18,098(1)      (106,895)
Interest and related income .............              10,323              (124)          10,199
                                                    ---------           -------         --------
Net finance costs .......................            (114,670)           17,974          (96,696)
                                                    ---------           -------         --------

Earnings before minority interest and
 income taxes ...........................              59,834             3,905           63,739

Minority interest .......................             (10,958)               -           (10,958)
                                                    ---------           -------         --------

Earnings before income taxes ............              48,876             3,905           52,781

Provision for income taxes ..............               5,860               882            6,742
                                                    ---------           -------         --------

Net earnings ............................              43,016             3,023           46,039

Preferred share dividends ...............               1,088                -             1,088
                                                    ---------           -------         --------

Net earnings on class A and class B
 common shares ..........................          $   41,928         $   3,023        $  44,951
                                                    =========          ========         ========

Net earnings per class A and class B common share:

  Basic .................................          $     2.08                          $    2.14
                                                    =========                           ========
  Diluted ...............................          $     2.07                          $    2.14
                                                    =========                           ========


--------------------

    (1) Adjustment for interest expense saved following repayment of debt of Steam Packet and part of the 9 1/2% and 10 1/2% Senior Notes due 2003 of Sea Containers with proceeds from the sale, calculated at the actual interest rates in 2002 on the respective debt and senior notes repaid.


Sea Containers Ltd. and Subsidiaries
----------------------------------------------------------------------------------------------------
Pro Forma Statement of Consolidated Operations (unaudited)
----------------------------------------------------------------------------------------------------
                                                                       Pro forma
Nine months ended September 30, 2003                 Historical       Adjustments       Pro Forma
------------------------------------------------  ---------------   ---------------  ---------------
                                       (Dollars in thousands, except per share amounts)

Revenue .................................          $ 1,222,114       $ (39,283)      $ 1,182,831
Other  ..................................               29,404             -              29,404
                                                     ---------        ----------       ---------
                                                     1,251,518         (39,283)        1,212,235
                                                     ---------        --------         ---------

Expenses:
 Depreciation and amortization ..........               82,994          (2,742)           80,252
 Operating ..............................              888,739         (22,881)          865,858
 Selling, general and administrative ....              164,698          (4,631)          160,067
                                                     ---------         -------         ---------
Total expenses ..........................            1,136,431         (30,254)        1,106,177
                                                     ---------         -------         ---------

Gain on sale of ferry assets and non-
   recurring charges.....................               60,000        (100,000)(1)       (40,000)
                                                      --------        --------         ---------

Earnings from operations
   before net finance costs .............              175,087        (109,029)           66,058
                                                      --------        --------         ---------

Interest expense - net ..................              (75,388)          9,466(2)        (65,922)
Interest and related income .............                7,887              -              7,887
                                                      --------        --------          --------
Net finance costs .......................              (67,501)          9,466           (58,035)
                                                      --------        --------          ---------

Earnings before income taxes ............              107,586         (99,563)            8,023

Provision for income taxes ...............               7,032            (431)            6,601
                                                      --------         -------            ------

Net earnings.............................              100,554         (99,132)            1,422

Preferred share dividends ...............                  816             -                 816
                                                      --------         -------            ------

Net earnings on class A and
  class B common shares .................           $   99,738        $ (99,132)        $    606
                                                     =========         ========          =======

Net earnings per class A and
  class B common share:
  Basic  ................................               $ 4.74                         $   0.03
                                                         =====                          =======
  Diluted ...............................               $ 4.66                         $   0.03
                                                         =====                          =======

--------------------
   (1) The gain on sale was $100,000,000 and the non-recurring charges amounted to $40,000,000.

   (2) Adjustment for interest expense saved following repayment of debt and senior notes with proceeds from the sale, calculated at the actual interest rates in the first nine months of 2003 on the respective debt and senior notes repaid.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            SEA CONTAINERS LTD.




                                            By: /s/ E.S. Hetherington
                                                ---------------------
                                                Edwin S. Hetherington
                                                Vice President, General Counsel
                                                    and Secretary



Dated:  February 20, 2004